UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 28, 2023

Iconic Brands, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-227420	13-4362274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Seabro Avenue

Amityville, New York 11701

(Address of Principal Executive Offices)

(631) 464-4050

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

On June 28, 2023, TopPop LLC, a wholly-owned subsidiary of Iconic Brands, Inc. (the “Company”), filed a voluntary petition for relief under Chapter 11, Subchapter V of 11 U.S.C. §§ 101 et seq. in the United States Bankruptcy Court for the Eastern District of New York, Case No. 12-72310 (the “Bankruptcy Filing”).

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The Bankruptcy Filing constitutes an event of default under all of the Company’s outstanding debt obligations.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Iconic Brands, Inc.

Dated: June 29, 2023	By:	/s/ Richard DeCicco
	Name:	Richard DeCicco
	Title:	Chief Executive Officer

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